Putnam
Classic Equity
Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

We do not need to tell you how challenging the stock market has been throughout Putnam Classic Equity Fund's fiscal year ended November 30, 2001. What we urge you to do, however, is to view your fund's performance during this difficult period in the proper perspective and, more importantly, in the light of its prospects over the long haul.

In terms of perspective, it is encouraging to note that while the fund experienced modest losses for the period, it did outperform its benchmark, the Standard & Poor's 500 Index. This result is a tribute both to the validity of the fund's investment strategy and to the work of fund managers Deborah Kuenstner and Coleman Lannum.

As for the longer term, while past performance can never be taken as a guarantee of future results, the fund seems well positioned to take advantage of the brighter prospects for equities that Debbie and Cole see developing on the horizon.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 9, 2002


REPORT FROM FUND MANAGEMENT

Deborah F. Kuenstner
Coleman N. Lannum

As of the close of Putnam Classic Equity Fund's 2001 fiscal year on November 30, 2001, we see positive economic signs that seem to indicate that the next phase of the market cycle is likely to be expansionary. Although the fiscal year just ended was fraught with challenges, it also provided many opportunities that seemed tailor-made for your fund's relative-value investment strategy. Indeed, in an environment where low-priced equities were abundant, the fund's disciplined value strategy helped identify stocks in each industry sector that were able to remain strong. While it is disappointing to report a decline in the value of your shares for the year, we are encouraged by the fact that the fund's performance was better than that of its benchmark, the Standard & Poor's 500[REGISTRATION MARK] Index, which returned -12.22% over the period.

Total return for 12 months ended 11/30/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   -4.33%  -9.81%   -5.07%  -9.82%   -5.02%  -5.97%   -4.79%  -8.11%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* STOCK SELECTION A KEY CONTRIBUTOR IN 2001

Occasionally, economic and market indicators give investors some degree of confidence about which industry sectors are poised for growth. During the fund's 2000 fiscal year, the market provided some clarity in this regard. Rotation of fund assets among stronger performing sectors proved to be a rewarding strategy and contributed to returns that year.

In marked contrast, 2001 was a year in which competitive performance relied to a large extent upon adroit selection of individual stocks. Worsening economic conditions in the United States negatively affected many industries, and working to enhance the fund's return was a matter of identifying financially strong companies that were successful -- if not thriving -- in a declining market. In-depth fundamental analysis and use of proprietary ranking models were instrumental to the stock selection process. We are gratified that several of the portfolio's best-performing stocks for the period, such as Philip Morris Cos. and Johnson & Johnson, were held in large enough quantities to have been included in the fund's top ten holdings -- an ideal situation that contributed significantly to the annual return.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals            14.3%

Oil and gas                 9.4%

Banking                     8.6%

Computers                   6.1%

Electric utilities          5.0%

Footnote reads:
*Based on net assets as of 11/30/01. Holdings will vary over time.


As can be expected of any well-diversified portfolio, the fund's holdings included both winners and losers. Positions in Hewlett-Packard Co., Compaq Computer Corp., Delta Airlines, and Pharmacia Corp. negatively affected the fund's returns. Hewlett-Packard and Compaq suffered throughout the year as the technology sector declined, but their stock prices tumbled even further in early September after they announced a merger deal. We have confidence in the long-term prospects of both companies, and we used the opportunity to purchase more shares. We owned shares of Delta Airlines, anticipating that they would respond well as the economy improved. Yet, prices dropped precipitously after the events of September 11. The terrorist attacks resulted in a dramatic shift in the operating model of U.S. airlines, and in our investment thesis as well. We sold our position in Delta following the September 11 tragedy. Pharmacia, like many other pharmaceutical companies, had a tough time in 2001. When management lowered the company's earnings estimates -- a move that is uncharacteristic of defensive stocks -- the share price declined. We lowered the fund's exposure to this company, but we remain confident in its long-term prospects, and continue to hold shares.

* PORTFOLIO BENEFITED FROM BROAD SECTOR DIVERSIFICATION

Your fund's holdings represent a cross section of the market. Not surprisingly, the portfolio's strongest performers for the year are quite diverse. Among them, Philip Morris and Johnson & Johnson -- companies that scarcely require an introduction -- are among the best offerings of the consumer staples and health care sectors. Philip Morris, the world's largest tobacco firm, continues to report strong sales in the U.S. and 180 countries worldwide. Johnson & Johnson's prescription for growth has been to acquire smaller companies with innovative products and technologies, to which it applies its considerable marketing prowess.

"...the fund's more flexible value strategy will pay off in broader markets, and [fund managers] Kuenstner and Lannum have demonstrated that they can execute their approach well."

-- William Samuel Rocco, analyst, Morningstar, September 12, 2001


Bank of America, which we mentioned in the semiannual report, continued to be a standout performer in the financial sector. One of the largest banks in the United States, it is involved in commercial and consumer banking, investment banking, asset management, and equity investments. This year, thorough execution on the part of management as it refined the company's business lines helped boost performance.

Expectations of major insurance claims following the terrorist attacks of September 11 raised concerns about the financial health of the nation's insurers. The market punished insurance companies in the immediate aftermath of the attacks. Our research gave us the conviction that insurers could survive this dramatic increase in claims, and we added to our positions as valuations fell. In retrospect, it is not surprising that individuals and businesses began to reassess their insurance needs after the event, ultimately driving up demand and pricing for enhanced coverage and new policies. Companies that insure for catastrophic events and commercial reinsurers have benefited, including fund holding ACE Ltd.

Through its many subsidiaries, ACE provides a wide range of insurance coverage to individual and commercial customers in more than 50 countries. ACE's current business emphasizes property/casualty, liability, and reinsurance, but the company plans to expand into life and health insurance.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Royal Dutch Petroleum Co.
PLC ADR
Netherlands
Oil and gas

Merck & Company, Inc.
Pharmaceuticals

Citigroup, Inc.
Financial

Exxon Mobil Corp.
Oil and gas

SBC Communications, Inc.
Regional Bells

Pfizer, Inc.
Pharmaceuticals

Bristol-Myers Squibb Co.
Pharmaceuticals

Philip Morris Companies, Inc.
Tobacco

Intel Corp.
Electronics

Johnson & Johnson
Pharmaceuticals

Footnote reads:
These holdings represent 31.5% of the fund's net assets as of 11/30/01. Portfolio holdings will vary over time.


* PORTFOLIO'S TECHNOLOGY HOLDINGS OUTPERFORMED

In a year that saw the value of most technology stocks tumble even lower than their year 2000 lows, your fund's disciplined stock-picking process identified a handful of tech stocks that delivered strong, positive returns. We believe the key to selecting winning stocks within this sector was to narrow the field to companies that are very strong financially, whose valuations are supported by their assets and earnings, and whose earnings were not significantly affected by a widespread reduction in capital spending. In addition to Dell, which we discussed in the semiannual report, shares of Computer Associates and Lexmark contributed to fund performance throughout the year. We sold our position in Computer Associates after shares appreciated significantly. While these holdings, as well as others mentioned in this report were viewed favorably at the end of the reporting period, all are subject to review in accordance with the fund's investment strategy and may change in the future.

* FUND POSITIONED TO TAKE ADVANTAGE  OF MARKET RECOVERY

We believe that fiscal and monetary policy initiatives undertaken in 2001 to provide liquidity and to spur growth should begin to take hold in 2002. The resultant increase in demand for goods and services should pave the way for long-term profit growth. However, despite the anticipated positive effects of lower interest rates, tax rebates, and increased governmental spending, we believe a recovery will unfold in measured steps. Across the board, companies will face a lack of pricing power as inflation remains low, and we believe that 2002 profit margins are likely to be modest. In such a challenging environment, conditions will continue to favor established companies with "staying power."

Throughout 2001, a year in which equity prices declined sharply and then languished at low valuations, your fund was able to build positions in many fine companies. Chosen for their high quality, financial strength, and experienced management, we believe these companies have staying power, and that their stocks have the potential to respond quite positively when the economy eventually turns the corner to recovery. We will continue to take advantage of price declines to increase our exposure to specific stocks that our research indicates may be good investments.

As we head into a new year, we plan no significant shifts in our investment strategy. At present, there do not appear to be any compelling reasons to build up outsized positions in particular sectors. Instead, we will continue to select our investments based on the merits of individual stocks -- a strategy we believe will be more effective and beneficial to the fund for the foreseeable future. By investing in companies with relatively attractive stock valuations, we remain focused on those that are priced cheaply within their industry sectors, and those with sustainable earnings. Your fund's well-diversified portfolio has exposure to every market sector, and is well positioned, we believe, to reap the rewards of economic expansion.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/01, there is no guarantee the fund will continue to hold these securities in the future.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees.
He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries.
We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Classic Equity Fund is designed for investors seeking primarily capital growth but also current income potential through common stocks.

TOTAL RETURN FOR PERIODS ENDED 11/30/01

                     Class A        Class B        Class C         Class M
(inception dates)   (1/5/95)       (1/5/95)        (2/1/99)        (1/5/95)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year           -4.33%  -9.81%  -5.07%  -9.82%  -5.02%  -5.97%  -4.79%  -8.11%
------------------------------------------------------------------------------
5 years          34.58   26.84   29.54   27.73   29.79   29.79   31.25   26.69
Annual average    6.12    4.87    5.31    5.02    5.35    5.35    5.59    4.85
------------------------------------------------------------------------------
Life of fund    119.65  107.03  108.33  108.33  108.81  108.81  112.13  104.69
Annual average   12.08   11.12   11.22   11.22   11.26   11.26   11.52   10.94
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/01

                                  S&P 500               Consumer
                                   Index               price index
------------------------------------------------------------------------------
1 year                            -12.22%                 1.95%
------------------------------------------------------------------------------
5 years                            61.53                 11.91
Annual average                     10.07                  2.28
------------------------------------------------------------------------------
Life of fund                      178.01                 18.24
Annual average                     15.97                  2.45
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/5/95

                Fund's class A             S&P 500             Consumer price
Date             shares at POP              Index                  index

1/5/95               9,425                 10,000                 10,000
11/30/95            12,311                 13,461                 10,240
11/30/96            15,383                 17,211                 10,566
11/30/97            18,811                 22,118                 10,766
11/30/98            20,874                 27,352                 10,932
11/30/99            21,614                 33,067                 11,212
11/30/00            21,640                 31,672                 11,598
11/30/01           $20,703                $27,801                $11,824

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $20,833 and $20,881, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $21,213 ($20,469 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/01

                    Class A         Class B         Class C         Class M
------------------------------------------------------------------------------
Distributions
(number)               4               1               3               4
------------------------------------------------------------------------------
Income              $0.100          $0.001          $0.004          $0.034
------------------------------------------------------------------------------
Capital gains         --              --              --              --
------------------------------------------------------------------------------
  Total             $0.100          $0.001          $0.004          $0.034
------------------------------------------------------------------------------
Share value:     NAV     POP          NAV             NAV         NAV     POP
------------------------------------------------------------------------------
11/30/00       $12.52  $13.28       $12.40          $12.48      $12.45  $12.90
------------------------------------------------------------------------------
11/30/01        11.88   12.60        11.77           11.85       11.82   12.25
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1           0.84%   0.79%        0.03%           0.03%       0.30%   0.29%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2          0.93    0.87         0.20            0.20        0.44    0.42
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (1/5/95)        (1/5/95)        (2/1/99)        (1/5/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           -6.84% -12.18%  -7.49% -12.12%  -7.56%  -8.49%  -7.29% -10.54%
------------------------------------------------------------------------------
5 years          37.56   29.70   32.54   30.58   32.60   32.60   34.17   29.48
Annual average    6.59    5.34    5.80    5.48    5.81    5.81    6.05    5.30
------------------------------------------------------------------------------
Life of fund    122.52  109.74  111.04  111.04  111.35  111.35  114.83  107.30
Annual average   12.12   11.18   11.28   11.28   11.30   11.30   11.56   10.99
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged index of common stock performance. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Classic Equity Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Classic Equity Fund, including the fund's portfolio, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Classic Equity Fund as of November 30, 2001, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                      KPMG  LLP
Boston, Massachusetts
January 3, 2002



THE FUND'S PORTFOLIO
November 30, 2001

COMMON STOCKS (98.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
            337,000 Interpublic Group of Companies, Inc.                                             $    9,816,810

Aerospace and Defense (0.8%)
-------------------------------------------------------------------------------------------------------------------
            347,600 Lockheed Martin Corp.                                                                16,146,020

Banking (8.6%)
-------------------------------------------------------------------------------------------------------------------
            543,600 Bank of America Corp.                                                                33,366,168
            745,000 Bank of New York Company, Inc. (The)                                                 29,233,800
            518,000 Charter One Financial, Inc.                                                          14,270,900
            391,000 Comerica, Inc.                                                                       20,081,760
            230,600 FleetBoston Financial Corp.                                                           8,474,550
          1,649,700 U.S. Bancorp                                                                         31,311,306
            705,600 Wells Fargo & Co.                                                                    30,199,680
            145,300 Zions Bancorporation                                                                  7,015,084
                                                                                                      -------------
                                                                                                        173,953,248

Beverage (2.9%)
-------------------------------------------------------------------------------------------------------------------
            336,600 Anheuser-Busch Companies, Inc.                                                       14,507,460
            611,000 Coca-Cola Co. (The)                                                                  28,692,560
            135,000 Fortune Brands, Inc.                                                                  5,301,450
            215,800 Pepsi Bottling Group, Inc. (The)                                                      9,592,310
                                                                                                      -------------
                                                                                                         58,093,780

Capital Goods (0.6%)
-------------------------------------------------------------------------------------------------------------------
            162,400 Eaton Corp.                                                                          11,304,664

Chemicals (2.3%)
-------------------------------------------------------------------------------------------------------------------
            356,900 Avery Dennison Corp.                                                                 19,265,462
            271,600 Dow Chemical Co. (The)                                                               10,185,000
            308,000 PPG Industries, Inc.                                                                 16,561,160
                                                                                                      -------------
                                                                                                         46,011,622

Coal (0.5%)
-------------------------------------------------------------------------------------------------------------------
            255,800 Arch Coal, Inc.                                                                       5,113,442
            186,200 Peabody Energy Corp.                                                                  4,936,162
                                                                                                      -------------
                                                                                                         10,049,604

Computers (6.1%)
-------------------------------------------------------------------------------------------------------------------
          1,881,100 Compaq Computer Corp.                                                                19,093,165
          1,017,900 Dell Computer Corp. (NON)                                                            28,429,947
          1,150,400 Hewlett-Packard Co.                                                                  25,297,296
            348,400 IBM Corp.                                                                            40,271,556
            196,400 Lexmark International, Inc. (NON)                                                    10,147,988
                                                                                                      -------------
                                                                                                        123,239,952

Conglomerates (2.6%)
-------------------------------------------------------------------------------------------------------------------
            318,000 General Electric Co.                                                                 12,243,000
            188,855 Honeywell International, Inc.                                                         6,258,655
            584,100 Tyco International, Ltd. (Bermuda)                                                   34,345,080
                                                                                                      -------------
                                                                                                         52,846,735

Consumer Finance (--%)
-------------------------------------------------------------------------------------------------------------------
            234,000 Providian Financial Corp.                                                               624,780

Electric Utilities (4.6%)
-------------------------------------------------------------------------------------------------------------------
            544,600 Cinergy Corp.                                                                        16,054,808
            583,300 Entergy Corp.                                                                        21,523,770
            276,800 FirstEnergy Corp.                                                                     9,350,304
            253,900 PPL Corp.                                                                             9,031,223
            433,700 Progress Energy, Inc.                                                                17,976,865
            789,200 Reliant Energy, Inc.                                                                 20,164,060
                                                                                                      -------------
                                                                                                         94,101,030

Electronics (3.9%)
-------------------------------------------------------------------------------------------------------------------
             99,500 Flextronics International, Ltd. (Singapore) (NON)                                     2,487,500
          1,667,500 Intel Corp.                                                                          54,460,550
            812,300 Motorola, Inc.                                                                       13,516,672
            641,500 Solectron Corp. (NON)                                                                 9,430,050
                                                                                                      -------------
                                                                                                         79,894,772

Financial (4.7%)
-------------------------------------------------------------------------------------------------------------------
            179,100 American Express Co.                                                                  5,894,181
          1,626,000 Citigroup, Inc.                                                                      77,885,400
            157,800 Fannie Mae                                                                           12,403,080
                                                                                                      -------------
                                                                                                         96,182,661

Food (1.1%)
-------------------------------------------------------------------------------------------------------------------
            201,000 General Mills, Inc.                                                                   9,919,350
            368,000 Kraft Foods, Inc. Class A                                                            12,188,160
                                                                                                      -------------
                                                                                                         22,107,510

Health Care Services (2.6%)
-------------------------------------------------------------------------------------------------------------------
            268,400 Anthem, Inc. (NON)                                                                   13,648,140
            284,100 CIGNA Corp.                                                                          25,918,443
            365,200 McKesson Corp.                                                                       13,611,004
                                                                                                      -------------
                                                                                                         53,177,587

Insurance (3.8%)
-------------------------------------------------------------------------------------------------------------------
            613,900 ACE, Ltd.                                                                            23,389,590
            373,000 American International Group, Inc.                                                   30,735,200
            257,900 XL Capital, Ltd. Class A (Bermuda)                                                   23,979,542
                                                                                                      -------------
                                                                                                         78,104,332

Investment Banking/Brokerage (4.5%)
-------------------------------------------------------------------------------------------------------------------
            220,900 Goldman Sachs Group, Inc. (The)                                                      19,638,010
            903,600 JPMorgan Chase & Co.                                                                 34,083,791
            143,000 Merrill Lynch & Company, Inc.                                                         7,162,870
            558,700 Morgan Stanley Dean Witter & Co.                                                     31,007,850
                                                                                                      -------------
                                                                                                         91,892,521

Lodging/Tourism (1.4%)
-------------------------------------------------------------------------------------------------------------------
            946,247 Cendant Corp. (NON)                                                                  16,124,049
            307,400 Marriott International, Inc. Class A                                                 11,564,388
                                                                                                      -------------
                                                                                                         27,688,437

Media (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,422,600 Liberty Media Corp. Class A (NON)                                                    18,707,190
          1,214,243 Walt Disney Co. (The)                                                                24,855,554
                                                                                                      -------------
                                                                                                         43,562,744

Medical Technology (0.5%)
-------------------------------------------------------------------------------------------------------------------
            321,200 Zimmer Holdings, Inc. (NON)                                                          10,361,912

Metals (0.3%)
-------------------------------------------------------------------------------------------------------------------
            174,920 Alcoa, Inc.                                                                           6,751,912

Natural Gas Utilities (0.8%)
-------------------------------------------------------------------------------------------------------------------
            225,338 Dynegy, Inc. Class A                                                                  6,839,008
            481,700 NiSource, Inc.                                                                       10,067,530
                                                                                                      -------------
                                                                                                         16,906,538

Oil & Gas (9.4%)
-------------------------------------------------------------------------------------------------------------------
            140,500 Anadarko Petroleum Corp.                                                              7,291,950
          1,643,200 Exxon Mobil Corp.                                                                    61,455,680
            271,812 Phillips Petroleum Co.                                                               15,120,902
          1,801,300 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                      87,074,842
            217,800 Schlumberger, Ltd.                                                                   10,456,578
            314,700 Unocal Corp.                                                                         10,350,483
                                                                                                      -------------
                                                                                                        191,750,435

Paper & Forest Products (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,571,100 Abitibi-Consolidated, Inc. (Canada)                                                  10,977,205
            346,400 International Paper Co.                                                              13,838,680
            560,800 Smurfit-Stone Container Corp. (NON)                                                   9,023,272
                                                                                                      -------------
                                                                                                         33,839,157

Pharmaceuticals (14.3%)
-------------------------------------------------------------------------------------------------------------------
          1,057,500 Bristol-Myers Squibb Co.                                                             56,851,200
            815,600 Johnson & Johnson                                                                    47,508,700
          1,260,200 Merck & Company, Inc.                                                                85,378,550
          1,313,000 Pfizer, Inc.                                                                         56,866,030
            504,000 Pharmacia Corp.                                                                      22,377,600
            599,100 Schering-Plough Corp.                                                                21,405,843
                                                                                                      -------------
                                                                                                        290,387,923

Photography/Imaging (0.2%)
-------------------------------------------------------------------------------------------------------------------
            565,000 Xerox Corp.                                                                           4,746,000

Railroads (0.6%)
-------------------------------------------------------------------------------------------------------------------
            222,400 Union Pacific Corp.                                                                  12,243,120

Real Estate (0.5%)
-------------------------------------------------------------------------------------------------------------------
            295,200 Boston Properties, Inc. (R)                                                          10,981,440

Regional Bells (3.6%)
-------------------------------------------------------------------------------------------------------------------
            404,400 BellSouth Corp.                                                                      15,569,400
          1,548,100 SBC Communications, Inc.                                                             57,867,978
                                                                                                      -------------
                                                                                                         73,437,378

Restaurants (1.2%)
-------------------------------------------------------------------------------------------------------------------
            897,900 McDonald's Corp.                                                                     24,099,636

Retail (1.9%)
-------------------------------------------------------------------------------------------------------------------
            347,400 J.C. Penney Co., Inc.                                                                 8,803,116
            778,400 Limited, Inc. (The)                                                                  10,835,328
            444,000 Staples, Inc. (NON)                                                                   7,814,400
            285,200 TJX Companies, Inc. (The)                                                            10,749,188
                                                                                                      -------------
                                                                                                         38,202,032

Software (0.8%)
-------------------------------------------------------------------------------------------------------------------
            988,300 BMC Software, Inc. (NON)                                                             16,554,025

Technology Services (2.9%)
-------------------------------------------------------------------------------------------------------------------
            291,000 Automatic Data Processing, Inc.                                                      16,138,860
            677,300 Convergys Corp. (NON)                                                                22,506,679
          1,277,600 KPMG Consulting, Inc. (NON)                                                          21,131,504
                                                                                                      -------------
                                                                                                         59,777,043

Telecommunications (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,259,000 Qwest Communications International, Inc.                                             14,982,100
          1,312,600 Sprint Corp. (FON Group)                                                             28,601,554
                                                                                                      -------------
                                                                                                         43,583,654

Tobacco (2.7%)
-------------------------------------------------------------------------------------------------------------------
          1,159,800 Philip Morris Companies, Inc.                                                        54,707,766

Waste Management (1.0%)
-------------------------------------------------------------------------------------------------------------------
            714,100 Waste Management, Inc.                                                               20,923,131
                                                                                                     --------------
                    Total Common Stocks (cost $1,935,092,350)                                        $1,998,051,911

CONVERTIBLE PREFERRED STOCKS (0.4%) (a) (cost $7,675,000)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            153,500 TXU Corp. $4.375 cv. pfd                                                         $    7,544,525

SHORT-TERM INVESTMENTS (2.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         7,444,251 Short-term investments held as collateral for loaned securities with yields ranging from 2.05% to 3.93%
                    and due dates ranging from December 3, 2001
                    to January 24, 2002. (d)                                                         $    7,435,540
         36,513,000 Interest in $1,000,000,000 joint tri-party repurchase agreement dated November 30, 2001 with
                    S.B.C. Warburg, Inc. due December 3, 2001
                    with respect to various U.S. Government
                    obligations--maturity value of $36,519,542
                    for an effective yield of 2.15%.                                                     36,513,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $43,948,540)                                  $   43,948,540
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,986,715,890) (b)                                      $2,049,544,976
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,034,069,451.

  (b) The aggregate identified cost on a tax basis is $1,992,388,042, resulting in gross unrealized appreciation and depreciation of $245,962,684 and $188,805,750, respectively, or net unrealized appreciation of $57,156,934.

  (d) See footnote G to the financial statements.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

  (R) Real Estate Investment Trust.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $6,840,490 of securities
on loan (identified cost $1,986,715,890) (Note 1)                            $2,049,544,976
-------------------------------------------------------------------------------------------
Cash                                                                                     98
-------------------------------------------------------------------------------------------
Dividends and other receivables                                                   2,753,789
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,402,775
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    2,047,138
-------------------------------------------------------------------------------------------
Total assets                                                                  2,055,748,776

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  6,886,909
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,585,673
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,666,236
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          715,422
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       123,374
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,576
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,163,641
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                7,435,540
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               97,954
-------------------------------------------------------------------------------------------
Total liabilities                                                                21,679,325
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,034,069,451

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,091,695,832
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      2,410,392
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                     (122,865,859)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       62,829,086
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $2,034,069,451

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,159,070,176 divided by 97,580,937 shares)                                        $11.88
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.88)*                              $12.60
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($728,187,619 divided by 61,844,629 shares)**                                        $11.77
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($36,580,022 divided by 3,087,437 shares)**                                          $11.85
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($101,349,468 divided by 8,575,490 shares)                                           $11.82
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.82)*                              $12.25
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($8,882,166 divided by 747,352 shares)                                               $11.88
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $329,067)                                   $   38,025,327
-------------------------------------------------------------------------------------------
Interest                                                                          2,627,397
-------------------------------------------------------------------------------------------
Securities lending                                                                    1,030
-------------------------------------------------------------------------------------------
Total investment income                                                          40,653,754

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 11,716,973
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,681,655
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    42,168
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     26,603
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,841,545
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             9,171,228
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               383,987
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               846,592
-------------------------------------------------------------------------------------------
Other                                                                             1,517,625
-------------------------------------------------------------------------------------------
Total expenses                                                                   29,228,376
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (447,299)
-------------------------------------------------------------------------------------------
Net expenses                                                                     28,781,077
-------------------------------------------------------------------------------------------
Net investment income                                                            11,872,677
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 67,913,394
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (7,467,937)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (2,200)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                              (176,264,404)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (115,821,147)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(103,948,470)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended November 30
                                                                ----------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $11,872,677      $13,942,672
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
and foreign currency transactions                                      60,443,257     (177,886,956)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            (176,264,404)     127,727,624
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (103,948,470)     (36,216,660)
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (9,003,023)     (10,562,850)
--------------------------------------------------------------------------------------------------
   Class B                                                                (38,045)      (2,590,298)
--------------------------------------------------------------------------------------------------
   Class C                                                                (10,832)         (56,518)
--------------------------------------------------------------------------------------------------
   Class M                                                               (308,064)        (630,227)
--------------------------------------------------------------------------------------------------
   Class Y                                                               (123,074)        (123,952)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --     (117,706,648)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --     (134,317,184)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --       (3,141,936)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --      (15,608,367)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --         (970,388)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (154,454,637)    (276,418,050)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (267,886,145)    (598,343,078)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   2,301,955,596    2,900,298,674
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income and distributions in excess of net investment
income of $2,410,392 and $626,381, respectively)                   $2,034,069,451   $2,301,955,596
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.52       $13.95       $14.82       $14.87       $13.11
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .11          .12          .17          .15          .19
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.65)        (.11)         .30         1.32         2.52
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.54)         .01          .47         1.47         2.71
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.10)        (.12)        (.17)        (.14)        (.20)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.32)       (1.17)       (1.38)        (.75)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.10)       (1.44)       (1.34)       (1.52)        (.95)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.88       $12.52       $13.95       $14.82       $14.87
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.33)         .12         3.55        10.97        22.29
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,159,070   $1,099,713   $1,285,330   $1,241,384   $1,051,276
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .97          .94          .90          .96         1.00
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .88          .97         1.19         1.04         1.40
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 80.65        80.05        80.27        81.62        74.51
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.40       $13.82       $14.70       $14.77       $13.03
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .02          .03          .06          .04          .09
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.65)        (.11)         .29         1.30         2.51
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.63)        (.08)         .35         1.34         2.60
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --(d)      (.02)        (.06)        (.03)        (.11)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.32)       (1.17)       (1.38)        (.75)
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (1.34)       (1.23)       (1.41)        (.86)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.77       $12.40       $13.82       $14.70       $14.77
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.07)        (.59)        2.72        10.07        21.42
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $728,188   $1,032,497   $1,406,793   $1,480,683   $1,242,817
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.72         1.69         1.65         1.71         1.75
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .13          .22          .44          .29          .65
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 80.65        80.05        80.27        81.62        74.51
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                              For the period
Per-share                                                     Feb. 1, 1999+
operating performance                Year ended November 30    to Nov. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.48       $13.91       $14.21
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (a)                .02          .03          .06
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                     (.65)        (.11)        (.25)
---------------------------------------------------------------------------
Total from
investment operations                   (.63)        (.08)        (.19)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                         --(d)      (.03)        (.11)
---------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.32)          --
---------------------------------------------------------------------------
Total distributions                       --        (1.35)        (.11)
---------------------------------------------------------------------------
Net asset value,
end of period                         $11.85       $12.48       $13.91
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.02)        (.63)       (1.36)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $36,580      $37,786      $33,369
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.72         1.69         1.37*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .13          .22          .42*
---------------------------------------------------------------------------
Portfolio turnover (%)                 80.65        80.05        80.27
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.45       $13.87       $14.75       $14.81       $13.06
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .05          .06          .10          .08          .13
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.65)        (.11)         .29         1.31         2.51
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.60)        (.05)         .39         1.39         2.64
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.03)        (.05)        (.10)        (.07)        (.14)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.32)       (1.17)       (1.38)        (.75)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.03)       (1.37)       (1.27)       (1.45)        (.89)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.82       $12.45       $13.87       $14.75       $14.81
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.79)        (.35)        2.97        10.37        21.73
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $101,349     $120,613     $164,524     $169,631     $151,359
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.47         1.44         1.40         1.46         1.50
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .38          .47          .69          .54          .90
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 80.65        80.05        80.27        81.62        74.51
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                  Oct 1, 1998+
operating performance                       Year ended November 30          to Nov. 30
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.53       $13.96       $14.83       $12.69
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income (a)                .14          .15          .21          .03
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.66)        (.11)         .30         2.11
----------------------------------------------------------------------------------------
Total from
investment operations                   (.52)         .04          .51         2.14
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.13)        (.15)        (.21)          --
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.32)       (1.17)          --
----------------------------------------------------------------------------------------
Total distributions                     (.13)       (1.47)       (1.38)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.88       $12.53       $13.96       $14.83
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.15)         .38         3.80        16.86*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $8,882      $11,347      $10,282       $5,949
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .72          .69          .65          .12*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.13         1.21         1.45         1.82*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 80.65        80.05        80.27        81.62
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2001

Note 1
Significant accounting policies

Putnam Classic Equity Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth as a primary objective and current income as a secondary objective by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2001, the value of securities loaned amounted to $6,840,490. The fund received cash collateral of $7,435,540 which is pooled with collateral of other Putnam funds into 53 issuers of high-grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 2001, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2001, the fund had a capital loss carryover of approximately $116,499,000 available to offset future net capital gain, if any, which will expire on November 30, 2008.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2001, the fund reclassified $647,134 to increase undistributed net investment income and $647,134 to increase accumulated net realized loss. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended November 30, 2001, the fund's expenses were reduced by $447,299 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,944 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $379,290 and $8,353 from the sale of class A and class M shares, respectively, and received $1,354,219 and $5,777 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2001, Putnam Retail Management, acting as underwriter received $17,350 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended November 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,739,323,878 and $1,840,562,421, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 28,004,339       $ 343,878,706
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  712,226           8,654,462
---------------------------------------------------------------------------
                                            28,716,565         352,533,168

Shares
repurchased                                (18,995,880)       (233,321,376)
---------------------------------------------------------------------------
Net increase                                 9,720,685       $ 119,211,792
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 23,595,576       $ 283,934,856
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                9,739,687         122,544,487
---------------------------------------------------------------------------
                                            33,335,263         406,479,343

Shares
repurchased                                (37,640,532)       (457,046,157)
---------------------------------------------------------------------------
Net decrease                                (4,305,269)      $ (50,566,814)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,294,423       $  90,344,712
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,153              74,456
---------------------------------------------------------------------------
                                             7,300,576          90,419,168

Shares
repurchased                                (28,743,996)       (349,489,649)
---------------------------------------------------------------------------
Net decrease                               (21,443,420)      $(259,070,481)
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,631,662       $ 139,975,187
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               10,234,931         128,162,177
---------------------------------------------------------------------------
                                            21,866,593         268,137,364

Shares
repurchased                                (40,366,320)       (478,637,569)
---------------------------------------------------------------------------
Net decrease                               (18,499,727)      $(210,500,205)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    809,191         $10,100,392
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      955              11,486
---------------------------------------------------------------------------
                                               810,146          10,111,878

Shares
repurchased                                   (750,718)         (9,166,632)
---------------------------------------------------------------------------
Net increase                                    59,428         $   945,246
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,568,667        $ 17,889,057
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  225,650           3,749,971
---------------------------------------------------------------------------
                                             1,794,317          21,639,028

Shares
repurchased                                 (1,165,734)        (14,071,444)
---------------------------------------------------------------------------
Net increase                                   628,583        $  7,567,584
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,057,144        $ 13,183,049
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestments of
distributions                                   24,713             298,829
---------------------------------------------------------------------------
                                             1,081,857          13,481,878

Shares
repurchased                                 (2,196,030)        (27,193,479)
---------------------------------------------------------------------------
Net decrease                                (1,114,173)       $(13,711,601)
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,657,506        $ 19,864,484
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestments of
distributions                                1,241,858          15,587,597
---------------------------------------------------------------------------
                                             2,899,364          35,452,081

Shares
repurchased                                 (5,069,564)        (60,165,481)
---------------------------------------------------------------------------
Net decrease                                (2,170,200)       $(24,713,400)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    229,176         $ 2,905,656
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestments of
distributions                                   10,120             123,074
---------------------------------------------------------------------------
                                               239,296           3,028,730

Shares
repurchased                                   (397,863)         (4,858,323)
---------------------------------------------------------------------------
Net decrease                                  (158,567)        $(1,829,593)
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    652,885         $ 7,560,365
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestments of
distributions                                   87,092           1,094,551
---------------------------------------------------------------------------
                                               739,977           8,654,916

Shares
repurchased                                   (570,569)         (6,860,131)
---------------------------------------------------------------------------
Net increase                                   169,408         $ 1,794,785
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President and Fund Manager

Coleman N. Lannum
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Classic Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN023-76274  949/990/096  1/02



PUTNAM INVESTMENTS                                      [SCALE LOGO OMOTTED]
----------------------------------------------------------------------------
Putnam Classic Equity Fund
Supplement to annual Report dated 11/30/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 11/30/01

                                                        NAV
1 year                                                -4.15%
5 years                                                35.61
Annual average                                          6.28
Life of fund (since class A inception, 1/5/95)        121.31
Annual average                                         12.20

Share value:                                            NAV
11/30/00                                              $12.53
11/30/01                                              $11.88
----------------------------------------------------------------------------
Distributions:     No.     Income      Capital gains      Total
                    4      $0.133            --          $0.133
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.